Exhibit 16

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 27, 2009

/s/ Julian A. Brodsky
Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 26, 2009

/s/ J. Richard Carnall
J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 27, 2009

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 1, 2009

/s/ Francis J. McKay
Francis J. McKay

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 28, 2009

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 26, 2009

/s/ Robert Sablowky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 26, 2009

/s/ Marvin E. Sternberg
Marvin E. Sternberg

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 27, 2009

/s/ Robert Straniere
Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Joel L. Weiss, hereby constitutes and appoints Michael P. Malloy, James G. Shaw and Salvatore Faia, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Officer of the Company, the Registration Statement on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	August 26, 2009

/s/ Joel L. Weiss
Joel L. Weiss